                                                                     EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 18, 1999, included in this Annual Report on Form 11-K of the LG&E Energy Corp. Savings Plan for the year ended December 31, 1998 in the previously filed Form S-8 Registration Statement of LG&E Energy Corp. (File No. 333-43985).




                                       /s/ Arthur Andersen LLP
                                       ARTHUR ANDERSEN LLP



Louisville, Kentucky
June 18, 1999